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                                                                    EXHIBIT 99.3



                            CERTIFICATION PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT


I, Robert J. Medlock, certify that:

         1. I have reviewed this periodic report on Form 10-Q/A of NCI Building Systems, Inc.;

         2.       This quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         3 The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of NCI Building Systems, Inc.

Date:  May 16, 2003
                                /s/ Robert J. Medlock
                                ------------------------------------------------
                                Robert J. Medlock
                                Executive Vice President and Chief
                                Financial Officer


A signed original of this written statement required by Section 906 has been provided to NCI Building Systems, Inc. and will be retained by NCI Building Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This Certification shall not be deemed to be "filed" or part of the Report or incorporated by reference into any of the registrant's filings with the Securities and Exchange Commission by implication or by any reference in any such filing to the Report.